UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/2011

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Brazil Equity Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Brazil Equity Fund

ANNUAL REPORT August 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Brazil Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Brazil Equity Fund, covering the 12-month period from September 1, 2010, through August 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although stocks in some markets rallied strongly through the end of 2010 due to expectations of a more robust economic recovery, the reporting period ended amid broadly deteriorating investor sentiment due to disappointing global economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S.Treasury securities were not assigned the highest possible credit rating. Stocks in markets throughout the world proved volatile in this tumultuous environment, as the stalled U.S. and global economies caused many market sectors to give back a portion of the reporting period’s previous gains.

The global economic outlook currently is clouded by heightened market volatility and geopolitical instability, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs.Various central banks have signaled their intention to maintain accommodative monetary policies, which may help offset the financial stresses expected from recent fiscal policy choices in the United States and Europe. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Rogério Poppe, CFA, and Bruno de Godoy Garcia, CFA, co-primary portfolio managers, BNY Mellon ARX Investimentos Ltda.

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, Dreyfus Brazil Equity Fund’s Class A shares produced a total return of 6.97%, Class C shares returned 6.17% and Class I shares returned 7.31%.1This compares with a 2.25% total return produced by the Morgan Stanley Capital International 10/40 Brazil NR Index (the “Index”), the fund’s benchmark, for the same period.2 Please note that the fund has a non-benchmark approach; the Index is used for comparison purposes only.

Robust economic growth in Brazil produced intensifying inflationary pressures, prompting Brazil’s central bank to raise short-term interest rates. Consequently, the Brazilian stock market produced relatively mild gains for the reporting period.The fund produced higher returns than its benchmark, primarily due to its shift to a relatively defensive investment posture that sheltered it from heightened volatility in the more economically sensitive industry groups.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of companies based, traded or doing significant business in Brazil. We seek companies with sustainable earnings, attractive valuations and high dividend yields that indicate the potential for sustainable capital growth. We construct the fund’s portfolio through a combination of quantitative and fundamental “bottom-up” research, and an understanding of local/regional macroeconomic trends.

We first use a quantitative model to identify and analyze approximately 180 stocks listed on the Sao Paulo Stock, Mercantile & Futures Exchange BM&FBOVESPA. Approximately 60 of those stocks are selected for further fundamental analysis, resulting in 25 to 40 candidates for investment. Finally, we define exposure limits for each company and market sector, and we establish portfolio weightings for each stock, meeting our quantitative and fundamental criteria.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Inflation-Fighting Efforts Dampened Economic Growth

Like other emerging markets, Brazil has achieved a high rate of economic growth in recent years as global demand increased for the country’s natural resources and long-awaited financial reforms sparked higher levels of economic prosperity among a growing middle class of consumers. Early in the reporting period, we grew concerned that robust economic growth and rising consumer demand might fuel an acceleration of inflation in Brazil, and we shifted the fund’s composition to a more defensive posture, in part by reducing its exposure to consumer-oriented companies that had fared well in previous reporting periods. Instead, we placed greater emphasis on industry groups likely to benefit in an inflationary environment, such as commodities producers, energy companies and utilities.We also found opportunities in a telecommunications services industry undergoing consolidation through heightened mergers-and-acquisitions activity.

A more defensive investment posture also positioned the fund for global economic developments as concerns intensified regarding a sovereign debt crisis in Europe and a weak U.S. economy. Over the summer of 2011, we increased the fund’s exposure to the financials sector to take advantage of attractive valuations and expectations of higher earnings down the road.

Stock Selections Produced Generally Positive Results

Not surprisingly given the economic and market backdrop, the fund’s security selection strategy proved particularly effective in the telecommunications services industry, where top performers included Telesp, the result of a merger between mobile operator Vivo and land-line company Telefônica Brasil. Brasil Telecom also fared well as investors favored companies with stable cash flows and anticipated the resolution of certain corporate governance issues. Similarly, Brazilian electric utility Light benefited from the market’s preference for traditionally defensive stocks. In the energy sector, fuel distributor Ultrapar Participacoes gained value as automobile ownership increased among Brazil’s population, boosting its sales.

Although commodity prices generally climbed during the reporting period, the fund’s results among commodities producers were undermined by steelmakers Gerdau and Usinas Siderurgicas de Minas Gerais, which were hurt by pricing pressures stemming from increased industry capacity and currency fluctuations that made imported steel more affordable. Currency fluctuations also reduced profit margins for some food producers, including meat processor Marfrig Alimentos. Finally, financial stocks fell late in the reporting period as investors reacted to Europe’s sovereign debt crisis.

Attractive Values in a Growing Market

Although we expect macroeconomic headwinds to continue to dampen global growth, inflationary pressures appear to be receding even as Brazil’s economy has continued to expand at a healthy pace. Consequently, we may begin to shift toward a more constructive investment posture, taking advantage of what we believe to be attractive values among fundamentally strong companies that, in our analysis, recently were punished too severely by risk-averse investors. We increased the fund’s exposure to certain financial institutions late in the reporting period, and we may begin to increase its holdings of consumer-oriented companies should the economic and inflation outlooks improve further.

September 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Emerging markets such as those of Brazil tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price.An investment in this fund should be considered only as a supplement to a complete investment program.
The fund’s concentration in securities of companies in Brazil could cause the fund’s performance to be more volatile than that of a more geographically diversified fund.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: MORNINGSTAR, INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) 10/40
Brazil NR Index is an unmanaged index designed to track the performance of stocks traded primarily on the Sao Paulo Stock, Mercantile & Futures Exchange (BM&FBOVESPA). Index
return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Brazil Equity Fund Class A shares, Class C shares and Class I shares and the Morgan Stanley Capital International 10/40 Brazil NR Index

† Source: Morningstar, Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Brazil
Equity Fund on 10/1/09 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International
10/40 Brazil NR Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index designed to track the performance of stocks traded primarily on the Sao Paulo Stock, Mercantile & Futures Exchange (BM&FBOVESPA).
Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any
index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/11

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	10/1/09	0.82%	4.26%
without sales charge	10/1/09	6.97%	7.52%
Class C shares
with applicable redemption charge †	10/1/09	5.17%	6.85%
without redemption	10/1/09	6.17%	6.85%
Class I shares	10/1/09	7.31%	7.78%
Morgan Stanley Capital International
10/40 Brazil NR Index	9/30/09	2.25%	6.13%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 9/30/09 is used as the beginning value on 10/1/09.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Brazil Equity Fund from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 10.12	$ 14.08	$ 9.13
Ending value (after expenses)	$957.70	$953.50	$958.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 10.41	$ 14.50	$ 9.40
Ending value (after expenses)	$1,014.87	$1,010.79	$1,015.88

† Expenses are equal to the fund’s annualized expense ratio of 2.05% for Class A, 2.86% for Class C and 1.85%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2011

Common Stocks—60.0%	Shares	Value ($)
Brazil
AES Tiete	106,239	1,386,132
Aliansce Shopping Centers	94,310	743,508
Autometal	62,439	509,506
Banco Bradesco, ADR	82,840	1,478,694
Banco do Brasil	120,719	2,026,265
Brasil Telecom, ADR	96,597	2,193,718
Cia Paranaense de Energia, ADR	80,600	1,774,812
EDP—Energias do Brasil	40,281	967,615
Gerdau, ADR	26,500	228,695
Localiza Rent a Car	62,268	1,082,718
Mahle-Metal Leve SA Industria e Comercio	17,397	398,888
Marfrig Alimentos	83,339	402,586
Natura Cosmeticos	50,371	1,206,195
Petroleo Brasileiro, ADR	90,830	2,420,620
Positivo Informatica	64,000	230,768
Santos Brasil Participacoes	32,650	578,384
Sonae Sierra Brasil	42,265	629,236
Technos	70,031	732,028
Telecomunicacoes de Sao Paulo, ADR	77,310	2,456,139
Tractebel Energia	71,270	1,132,691
Ultrapar Participacoes, ADR	188,360	3,339,045
Vale, ADR	96,300	2,487,429
Total Common Stocks
(cost $27,032,748)		28,405,672

Preferred Stocks—32.9%
Brazil
Alpargatas	112,705	761,090
Banco Bradesco	9,256	163,676
Bradespar	55,000	1,221,339
Brasil Telecom	69,884	524,602
Cia de Gas de Sao Paulo, Cl. A	34,600	749,859
Cia Paranaense de Energia, Cl. B	22,248	489,151
Confab Industrial	413,035	1,260,978
Gerdau	197,527	1,687,523

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Preferred Stocks (continued)		Shares	Value ($)
Brazil (continued)
Itau Unibanco Holding		132,900	2,408,546
Itausa—Investimentos Itau		139,034	836,702
Lojas Americanas		170,567	1,673,633
Metalurgica Gerdau		47,710	514,593
Petroleo Brasileiro		133,460	1,743,808
Suzano Papel e Celulose		113,825	647,099
Telecomunicacoes de Sao Paulo		10,976	345,849
Vale, Cl. A		21,562	550,597
Total Preferred Stocks
(cost $16,459,143)			15,579,045

Other Investment—6.7%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,201,000)		3,201,000 [a]	3,201,000

Total Investments (cost $46,692,891)		99.6%	47,185,717
Cash and Receivables (Net)		.4%	176,913
Net Assets		100.0%	47,362,630

ADR—American Depository Receipts
a Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Materials	22.5	Energy	8.8
Financial	20.1	Money Market Investment	6.7
Consumer Discretionary	15.2	Consumer Staples	.9
Utilities	13.7
Telecommunication Services	11.7		99.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2011

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		43,491,891	43,984,717
Affiliated issuers		3,201,000	3,201,000
Cash denominated in foreign currencies		57,080	56,999
Receivable for investment securities sold			2,350,586
Dividends receivable			291,204
Receivable for shares of Common Stock subscribed			88,931
Prepaid expenses			32,664
			50,006,101
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			79,743
Cash overdraft due to Custodian			5,736
Payable for investment securities purchased			2,356,091
Payable for shares of Common Stock redeemed			146,296
Accrued expenses			55,605
			2,643,471
Net Assets ($)			47,362,630
Composition of Net Assets ($):
Paid-in capital			47,001,241
Accumulated undistributed investment income—net			195,588
Accumulated net realized gain (loss) on investments			(328,347)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			494,148
Net Assets ($)			47,362,630

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	33,375,854	6,672,434	7,314,342
Shares Outstanding	2,341,315	471,712	511,602
Net Asset Value Per Share ($)	14.26	14.15	14.30

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Year Ended August 31, 2011

Investment Income ($):
Income:
Cash dividends (net of $121,389 foreign taxes withheld at source):
Unaffiliated issuers	1,703,975
Affiliated issuers	3,967
Total Income	1,707,942
Expenses:
Management fee—Note 3(a)	535,051
Shareholder servicing costs—Note 3(c)	157,892
Custodian fees—Note 3(c)	60,645
Registration fees	47,244
Distribution fees—Note 3(b)	43,901
Professional fees	39,423
Prospectus and shareholders’ reports	19,587
Directors’ fees and expenses—Note 3(d)	2,782
Loan commitment fees—Note 2	491
Miscellaneous	15,208
Total Expenses	922,224
Less—reduction in fees due to earnings credits—Note 3(c)	(84)
Net Expenses	922,140
Investment Income—Net	785,802
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(322,049)
Net realized gain (loss) on forward foreign currency exchange contracts	(2,955)
Net Realized Gain (Loss)	(325,004)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(237,583)
Net Realized and Unrealized Gain (Loss) on Investments	(562,587)
Net Increase in Net Assets Resulting from Operations	223,215

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2011	2010[a]
Operations ($):
Investment income—net	785,802	55,449
Net realized gain (loss) on investments	(325,004)	(387,864)
Net unrealized appreciation
(depreciation) on investments	(237,583)	731,731
Net Increase (Decrease) in Net Assets
Resulting from Operations	223,215	399,316
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(183,581)	—
Class C Shares	(14,266)	—
Class I Shares	(48,441)	—
Net realized gain on investments:
Class A Shares	(17,824)	—
Class C Shares	(3,754)	—
Class I Shares	(3,670)	—
Total Dividends	(271,536)	—
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	24,206,287	22,170,348
Class C Shares	4,238,794	4,317,090
Class I Shares	8,318,672	4,367,923
Dividends reinvested:
Class A Shares	170,363	—
Class C Shares	14,102	—
Class I Shares	39,276	—
Cost of shares redeemed:
Class A Shares	(9,782,265)	(3,599,928)
Class C Shares	(1,111,957)	(858,367)
Class I Shares	(4,706,078)	(772,625)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	21,387,194	25,624,441
Total Increase (Decrease) in Net Assets	21,338,873	26,023,757
Net Assets ($):
Beginning of Period	26,023,757	—
End of Period	47,362,630	26,023,757
Accumulated undistributed
investment income (loss)—net	195,588	(63,371)

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2011	2010[a]
Capital Share Transactions:
Class A
Shares sold	1,608,205	1,680,473
Shares issued for dividends reinvested	11,230	—
Shares redeemed	(675,865)	(282,728)
Net Increase (Decrease) in Shares Outstanding	943,570	1,397,745
Class C
Shares sold	284,385	329,063
Shares issued for dividends reinvested	932	—
Shares redeemed	(75,309)	(67,359)
Net Increase (Decrease) in Shares Outstanding	210,008	261,704
Class I
Shares sold	548,448	336,463
Shares issued for dividends reinvested	2,584	—
Shares redeemed	(318,002)	(57,891)
Net Increase (Decrease) in Shares Outstanding	233,030	278,572

a From October 1, 2009 (commencement of operations) to August 31, 2010.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
Class A Shares	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	13.43	12.50
Investment Operations:
Investment income—net[b]	.29	.06
Net realized and unrealized
gain (loss) on investments	.65	.85
Total from Investment Operations	.94	.91
Distributions:
Dividends from investment income—net	(.10)	—
Dividends from net realized gain on investments	(.01)	—
Total Distributions	(.11)	—
Proceeds from redemption fees	—	.02
Net asset value, end of period	14.26	13.43
Total Return (%)[c]	6.97	7.44[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.08	3.48[e]
Ratio of net expenses to average net assets	2.08	2.50[e]
Ratio of net investment income to average net assets	1.90	.49[e]
Portfolio Turnover Rate	49.44	122.59[d]
Net Assets, end of period ($ x 1,000)	33,376	18,774

a	From October 1, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C Shares	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	13.38	12.50
Investment Operations:
Investment income (loss)—net[b]	.17	(.03)
Net realized and unrealized
gain (loss) on investments	.65	.89
Total from Investment Operations	.82	.86
Distributions:
Dividends from investment income—net	(.04)	—
Dividends from net realized gain on investments	(.01)	—
Total Distributions	(.05)	—
Proceeds from redemption fees	—	.02
Net asset value, end of period	14.15	13.38
Total Return (%)[c]	6.17	6.96[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.87	4.40[e]
Ratio of net expenses to average net assets	2.87	3.25[e]
Ratio of net investment income
(loss) to average net assets	1.14	(.28)[e]
Portfolio Turnover Rate	49.44	122.59[d]
Net Assets, end of period ($ x 1,000)	6,672	3,501

a	From October 1, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

	Year Ended August 31,
Class I Shares	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	13.46	12.50
Investment Operations:
Investment income—net[b]	.33	.07
Net realized and unrealized
gain (loss) on investments	.65	.87
Total from Investment Operations	.98	.94
Distributions:
Dividends from investment income—net	(.13)	—
Dividends from net realized gain on investments	(.01)	—
Total Distributions	(.14)	—
Proceeds from redemption fees	—	.02
Net asset value, end of period	14.30	13.46
Total Return (%)	7.31	7.60[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.85	3.28[d]
Ratio of net expenses to average net assets	1.85	2.25[d]
Ratio of net investment income
to average net assets	2.17	.58[d]
Portfolio Turnover Rate	49.44	122.59[c]
Net Assets, end of period ($ x 1,000)	7,314	3,749

a	From October 1, 2009 (commencement of operations) to August 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Fund	17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Brazil Equity Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers two series, including the fund. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon ARX Investimentos Ltda. (“BNY Mellon ARX”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (50 million shares authorized), Class C (25 million shares authorized) and Class I (25 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized as Level 1 in the hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used as of August 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	43,984,717	—	—	43,984,717
Mutual Funds	3,201,000	—	—	3,201,000

†	See Statement of Investments for additional detailed categorizations.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements” (“ASU 2010-06”). The portions of ASU 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund invests primarily in equity investments in Brazilian issuers. Concentration of the investments of the fund in issuers located in a particular country or region will subject the fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates, currency restrictions and social, political, regulatory or economic events which may occur in a given country or region.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2010 ($)	Purchases ($)	Sales ($)	8/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	530,000	36,454,000	33,783,000	3,201,000	6.7

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the two-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $344,674, undistributed capital gains $422,858 and unrealized depreciation $309,285. In addition, the fund had $96,858 of passive foreign investment company losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2011 and August 31, 2010 were as follows: ordinary income $271,536 and $0, respectively.

During the period ended August 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund decreased accumulated undistributed investment income-net by $280,555 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until January 1, 2012, so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 2.25% of the value of the fund’s average daily net assets. During the period ended August 31, 2011, there was no expense reimbursement pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between Dreyfus and BNY Mellon ARX, Dreyfus pays BNY Mellon ARX a monthly fee at an annual rate of .60% of the value of the fund’s average daily net assets.

During the period ended August 31, 2011, the Distributor retained $32,228 from commissions earned on sales of the fund’s Class A shares and $3,185 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2011, Class C shares were charged $43,901 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2011, Class A and Class C shares were charged $76,516 and $14,633, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2011, the fund was charged $18,123 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2011, the fund was charged $1,912 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $84.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2011, the fund was charged $60,645 pursuant to the custody agreement.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2011, the fund was charged $7,225 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $48,265, Rule 12b-1 distribution plan fees $4,047, shareholder services plan fees $8,171, custodian fees $13,764, chief compliance officer fees $3,253 and transfer agency per account fees $2,243.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days, following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended August 31, 2011, redemption fees charged and retained by the fund amounted to $9,254.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2011, amounted to $38,324,164 and $19,722,459, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.

With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.At August 31, 2011, there were no forward contracts outstanding.

At August 31, 2011, the cost of investments for federal income tax purposes was $47,496,324; accordingly, accumulated net unrealized depreciation on investments was $310,607, consisting of $3,577,255 gross unrealized appreciation and $3,887,862 gross unrealized depreciation.

The Fund	29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Brazil Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Brazil Equity Fund (one of the series comprising Dreyfus International Funds, Inc.) as of August 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and for the period from October 1, 2009 (commencement of operations) to August 31, 2010.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Brazil Equity Fund at August 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from October 1, 2009 to August 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2011

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2011:

—the total amount of taxes paid to foreign countries was $121,389

—the total amount of income sourced from foreign countries was $1,825,912.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2011 calendar year with Form 1099-DIV which will be mailed in early 2012. The fund also hereby designates $.0100 per share as a short-term capital gain distribution paid on December 30, 2010.

The Fund	31

INFORMATION ABOUT THE RENEWAL	OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 1, 2011, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which BNY Mellon ARX Investimentos Ltda. (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds, noting that, in particular, the fund is the only fund in the Performance Group and Performance Universe that invests substantially all of its assets in Brazil, rather than a broader range of Latin American countries. The Board members discussed the results of the comparisons and noted that the fund’s total return performance for the one complete calendar year of its operations was below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was below the Expense Group and the Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians. A representative of Dreyfus noted that Dreyfus had contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until January 1, 2012, so that annual direct fund operating expenses (excluding 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 2.25% of the fund’s average daily net assets.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance, in light of the considerations described above.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (71)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 50

The Fund	37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Dr. Martin Peretz (72)
Board Member (1993)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	39

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

The Fund	41

For More Information

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,642 in 2010 and $40,920 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $3,000 in 2010 and $6,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2010 and $-0- in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $938 in 2010 and $1,988 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2010 and $-0- in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2010 and $16 in 2011. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2010 and $-0- in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $28,173,266 in 2010 and $16,103,335 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 24, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	October 24, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)